Exhibit 99.1



     Certification of Chief Executive Officer Pursuant to Section 906 of the
               Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350


     In connection with the Quarterly Report of IEC Electronics Corp. (the "Company") on Form 10-Q for the period ended March 28, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, W. Barry Gilbert, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




  Dated:  May 5, 2003                           /s/ W. Barry Gilbert
                                                -----------------------
                                                    W. Barry Gilbert
                                                    Chairman, Acting
                                                    Chief Executive Officer


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